UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2020

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-222986	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Determination of Net Asset Value for the month ended November 30, 2020

On December 14, 2020, the board of directors (the “Board”) of CNL Strategic Capital, LLC (the “Company”) determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy, as described under "Determination of Net Asset Value" in the Company’s prospectus, as amended and supplemented (“Prospectus”). Class FA and Class S shares are not being offered in the Company’s current public offering (the “Offering”). Additionally, pursuant to our share repurchase program, we conduct quarterly share repurchases to allow our shareholders to sell all or a portion of their shares back to us at a price equal to the net asset value per share as of the last date of the month immediately prior to the repurchase date. The repurchase date for our next quarterly repurchase will be December 31, 2020. The following table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, Class I and Class S shares as of November 30, 2020:

Month Ended November 30, 2020	Class FA	Class A	Class T	Class D	Class I	Class S	Total
Net Asset Value	$136,046,316	$28,475,073	$17,781,419	$12,063,951	$52,580,327	$42,127,302	$289,074,388
Number of Outstanding Shares	4,606,797	1,004,117	628,511	433,120	1,835,078	1,422,031	9,929,654
Net Asset Value, Per Share	$29.53	$28.36	$28.29	$27.85	$28.65	$29.62
Net Asset Value, Per Share Prior Month	$29.26	$28.13	$28.08	$27.64	$28.42	$29.35
Increase in Net Asset Value, Per Share from Prior Month	$0.27	$0.23	$0.21	$0.21	$0.23	$0.27

The increase in the Company’s net asset value per share for each applicable share class for the month ended November 30, 2020 was driven by increases in the fair value of five out of seven of the Company’s portfolio company investments.  The fair value of one of the Company’s portfolio company investments decreased and one did not change.

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The calculation of the Company’s net asset value is a calculation of fair value of the Company’s assets less the Company’s outstanding liabilities. For a discussion of how the fair values of the Company's investments have been impacted by the COVID-19 pandemic, please see “Factors Impacting Our Operating Results – COVID-19” in Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2020. Please also see “Risk Factors—Risks Related to Our Business—The outbreak of highly infectious or contagious diseases, including the current outbreak of the novel coronavirus (“COVID-19”), could materially and adversely impact our business, our operating businesses, our financial condition, results of operations and cash flows. Further, the spread of COVID-19 outbreak has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.”

Public Offering Price Adjustment

On December 14, 2020, the Board also approved the new per share public offering price for each share class in the Offering. The new public offering prices will be effective as of December 22, 2020 and will be used for the Company’s next monthly closing for subscriptions on December 30, 2020. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share as of November 30, 2020. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in the Offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$30.99	$29.70	$27.85	$28.65
Selling Commissions, Per Share	$1.86	$0.89
Dealer Manager Fees, Per Share	$0.77	$0.52

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On December 14, 2020, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

		Declared Distribution Per Share for Each Share Class
Distribution Record Date	Distribution Payment Date	Class FA	Class A	Class T	Class D	Class I	Class S
January 28, 2021	February 10, 2021	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167	$0.104167

Return Information

The following table illustrates year-to-date (“YTD”), trailing 12 months, and cumulative total returns to November 30, 2020, with and without upfront sales load, as applicable:

	YTD Return(1)	One Year Return(2)	Cumulative Total Return	Cumulative Return Period(3)
Class FA (no sales load)	11.1%	12.2%	33.6%	February 7, 2018 – November 30, 2020
Class FA (with sales load)	3.9%	4.9%	25.0%	February 7, 2018 – November 30, 2020
Class A (no sales load)	9.9%	10.9%	28.5%	April 10, 2018 – November 30, 2020
Class A (with sales load)	0.6%	1.4%	17.6%	April 10, 2018 – November 30, 2020
Class I	10.0%	11.0%	29.6%	April 10, 2018 – November 30, 2020
Class T (no sales load)	8.3%	9.2%	23.5%	May 25, 2018 – November 30, 2020
Class T (with sales load)	3.2%	4.0%	17.7%	May 25, 2018 – November 30, 2020
Class D	8.8%	9.9%	22.3%	June 26, 2018 – November 30, 2020
Class S (no sales load)	10.7%	N/A	10.7%	March 31, 2020 – November 30, 2020
Class S (with sales load)	6.8%	N/A	6.8%	March 31, 2020 – November 30, 2020

(1) For the period from January 1, 2020 to November 30, 2020 for all shares classes except Class S. For Class S, year-to-date return is calculated for the period from March 31, 2020 (the date the first Class S share was issued) to November 30, 2020.

(2) For the period from December 1, 2019 to November 30, 2020.

(3) For the period from the date the first share was issued for each respective share class to November 30, 2020.

Total return is calculated for each share class as the change in the net asset value for such share class during the period and assuming all distributions are reinvested. Amounts are not annualized. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. For details regarding applicable sales load, please see the “Plan of Distribution" section in the Company’s Prospectus. Class I and D have no upfront sales load.

For the year to date period ended November 30, 2020 and for the years ended December 31, 2019 and 2018, distributions were paid from multiple sources and these sources included net investment income before expense support of 37.4%, 61.7% and 85.2%, reimbursable expense support of 38.3%, 23.5% and 11.1%, and offering proceeds of 24.3%, 14.8% and 3.7%, respectively. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The Company may be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions. As of the date of this Current Report, management believes that reimbursement of expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the ongoing and potential impact of the current outbreak of the COVID-19 pandemic on the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2020	CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer